SUPPLEMENT DATED FEBRUARY 1, 2010
TO THE PROSPECTUS FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
DATED MAY 1, 2009
(as supplemented on May 4, 2009, May 21, 2009, June 19, 2009,
August 25, 2009, September 18, 2009, October 16, 2009, November 12, 2009,
December 17, 2009, December 21, 2009, and January 11, 2010)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

MANAGEMENT OF THE FUND

Principal Global Investors, LLC
On or about February 1, 2010, John Pihlblad will no longer be a portfolio manager for the LargeCap Value Account. At the same time, Jeffrey Schwarte will become a portfolio manager for the LargeCap Value Account.

Jeffrey A. Schwarte, CFA, CPA. Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor’s degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a
Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).